NUMBER                                                                    SHARES

                              Florida Corporation
                          Scottsdale Scientific, Inc.
   100,000,000 Shares of Common Stock Authorized * Par value $.001 per share


This Certifies that _____________________________________________________ is the
registered holder of ____________________________________________________ Shares

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, she said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed
     this ___________ day                    of ________________ A.D. 19____

_________________________________     [seal]    __________________________
President                                       Secretary

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM   - as tenants in common  UNIF GIFT MIN ACT - ________Custodian_______
                                                      (Cust)            (Minor)
                                                      under Uniform Gifts to Minors
TEN ENT   - as tenants by the entireties              Act _____________________
                                                               (State)
JT TEN    - as joint tenants with right
            of survivorship and not as
            tenants in common

     Additional abbreviation may also be used though not in above list.

For value received, ____________________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------


---------------------------------------

________________________________________________________________________________
             Please print or typewrite name and address of assignee

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________________________________
________________________________________________________________________________
Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated, __________________________

                                 _____________________________________________.

In presence of
___________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.